UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 21, 2005

                           SOUTHWEST COMMUNITY BANCORP

             Incorporated Under the Laws of the State of California


      000-50545                                          30-0136231
Commission File Number                      I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 21, 2005, the Board of Directors of Southwest Community Bancorp (the "Company") approved the acceleration of vesting of certain of the outstanding stock options held by the members of the Board of Directors and certain members of executive management. The Board of Directors believes it is in the best interest of the shareholders to accelerate these options, as it will have a positive impact on future earnings of the Company by reducing the impact of recording compensation expense upon the implementation of Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R").

SFAS 123R must be adopted and will become effective as to the Company beginning January 1, 2006. SFAS 123R will require all share-based payments to employees, including grants of stock options, to be recognized in the Company's financial statements as additional compensation expense based on their fair values at the grant date.

As of September 21, 2005, the 220,375 unvested stock options (average strike price of $20.52) affected by the accelerated vesting represent approximately 65% of the unvested options outstanding and approximately 6% of current common shares outstanding.

To prevent unintended benefits to directors and officers, restrictions have been imposed on shares obtained through the accelerated vesting process. The restrictions prevent the sale of any shares received from the exercise of an accelerated option prior to the earlier of the original vesting date of the option, the individual's termination as a director or executive officer, or death of the individual.

The Company will report the avoided future compensation expense of approximately $1,975,000 (pre-tax) in its Form 10-Q for the period ended September 30, 2005 as a pro forma footnote disclosure, as permitted under the transition guidance provided by the Financial Accounting Standards Board.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    SOUTHWEST COMMUNITY BANCORP


DATE: September 26, 2005                            By: /s/ Frank J. Mercardante
                                                        ------------------------
                                                        Frank J. Mercardante
                                                        Chief Executive Officer